UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2012
                                                          --------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)

          New York                  0-10976              16-0928443
-------------------------   -----------------------  -------------------
(State or Other Jurisdiction(Commission File Number)   (IRS Employer
  of Incorporation)                                   Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                --------
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thefollowing provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS


  Microwave Filter Company, Inc. held its Annual Meeting of Shareholders on March 28, 2012. As of February 7, 2012, the record date for the meeting, there were 2,586,227 shares of common stock entitled to vote at the meeting. There were 1,267,406 shares of common stock present in person or by proxy, which represented 49% of the shares entitled to vote, and which constituted a quorum for the transaction of business. The following proposals were submitted to a vote of shareholders :

(1) Proposal No. 1 -  Election of Directors

  An election of directors was held and the shares present were voted as follows::

                                                               Broker
                                For            Withheld        Non-Vote
                            ___________       __________      ___________

Robert D. Essig               582,804           55,406           629,196

John J. Kennedy               589,919           48,291           629,196

Anne Tindall                  589,319           48,891           629,196

Daniel Rudewicz               Nomination was withdrawn.

Ryan Morris                   Nomination was withdrawn.

(2) Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accountants

  The shareholders voted to ratify the appointment of EFP Rotenberg, LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2012, as set forth below:

                                For            Against         Abstain
                            ___________      ___________      __________

                             1,160,444          62,655          44,307


(3) Regarding a proposal to amend the Company's bylaws to provide greater access to the Company's proxy materials, the votes were as follows:


    This proposal was not presented before the meeting.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: March 29, 2012               By:  /s/ Carl F. Fahrenkrug
                                    --------------------------------
                                    Carl F. Fahrenkrug
                                    President and Chief Executive Officer